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                               TRI-PARTY AGREEMENT

                                      among

                          GRAND CANAL SHOPS MALL, LLC,

                          VENETIAN CASINO RESORT, LLC,

                             LAS VEGAS SANDS, INC.,

                    GRAND CANAL SHOPS MALL CONSTRUCTION, LLC,

                               SHELDON G. ADELSON,

                       GOLDMAN SACHS MORTGAGE COMPANY, and

                      GMAC COMMERCIAL MORTGAGE CORPORATION

                          Dated as of November 14, 1997


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

                               TRI-PARTY AGREEMENT

      THIS TRI-PARTY AGREEMENT (this "Agreement") is dated as of this 14th day of November, 1997 by and among GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (the "TAKE-OUT LENDER"), GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "CONSTRUCTION LENDER"), GRAND CANAL SHOPS MALL, LLC, a Delaware limited liability company (the "BORROWER"), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company ("VENETIAN"), LAS VEGAS SANDS, INC., a Nevada corporation ("LVSI"), GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("INTERIM MALL LLC") and SHELDON G. ADELSON (the "PRINCIPAL").

                                    RECITALS

      WHEREAS, subject to the terms, provisions and conditions thereof, including, without limitation, the condition that the TAKE-OUT LENDER issue the Take-Out Commitment (as defined below) and that the parties hereto execute and deliver this Agreement, CONSTRUCTION LENDER has agreed to make the Construction Loan pursuant to the GMAC Credit Agreement;

      Pursuant to a certain letter agreement among TAKE-OUT LENDER, the BORROWER and the PRINCIPAL dated as of the date hereof, together with all attachments thereto (collectively, the "Take-Out Commitment"), and subject to all of the terms, conditions and provisions thereof, TAKE-OUT LENDER has issued to BORROWER a commitment to make a loan (the "Take-Out Loan") for the financing of a portion of the Purchase Price of the Real Property Collateral (which term, for purposes of this Agreement, shall mean the fee and/or leasehold estate, as applicable, in the Property held by Borrower at the time in question) pursuant to the Purchase Agreement, the proceeds of which Purchase Price will, in turn, be used to payoff a portion of the Construction Loan; capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed thereto in the Take-Out Commitment;

      WHEREAS, Borrower, Venetian, LVSI, Interim Mall LLC and Principal will benefit from the making of the Construction Loan and therefor desire to execute and deliver this Agreement in order to induce CONSTRUCTION LENDER to make the Construction Loan;

      NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Take-Out Commitment - Status. Each of TAKE-OUT LENDER, BORROWER and PRINCIPAL hereby represents, warrants, covenants and agrees that: (a) the Take-Out Commitment has not heretofore been modified, supplemented, terminated or canceled, and (b) from and after the date hereof, no modification or supplement thereof shall be agreed upon hereafter by it without the prior written consent of CONSTRUCTION LENDER to the extent such modification or supplement (i) imposes any additional conditions to TAKE-OUT LENDER'S obligation to fund the Take-Out Loan, (ii) requires that any additional commitment fees to be paid to TAKE-OUT LENDER or (iii) accelerates the stated expiration date of the Take-Out Commitment. Borrower shall maintain the Take-Out Commitment in full force and effect, and shall cause all of the conditions to funding of the Take-Out Loan to be satisfied. Notwithstanding the foregoing, Borrower shall have, upon ten (10) days' prior written notice ("Borrower's Termination Notice") to TAKE-OUT LENDER and CONSTRUCTION LENDER, the right to terminate the Take-Out Commitment (other than any provisions thereof that, pursuant to their terms, survive the termination of the Take-Out Commitment (the "Surviving Provisions")) provided that, at or prior to the time Borrower gives Borrower's Termination Notice (i) Borrower shall pay any portion of the Commitment Fee (including, without limitation, the Second Installment) that Borrower has not therefore paid but is then due and payable, (ii) without relieving Borrower and Principal of their obligations under the Surviving Provisions (including, without limitation, those relating to Transaction Costs), Borrower shall pay all Loan Transaction Costs with respect to which TAKE-OUT LENDER shall have theretofore notified Borrower and (iii)(A) Borrower shall have obtained, from a lender that is a Permitted Assignee (as defined in the GMAC Credit Agreement) or is otherwise satisfactory to CONSTRUCTION LENDER (a "Replacement Take-Out Lender"), a replacement take-out loan commitment which (x) does not include material conditions not contained in the Take-Out Commitment or impose any material obligations on the Borrower or on the CONSTRUCTION LENDER not imposed in the Take-Out Commitment and (y) contains the same pre-approvals as does the Tri-Party Agreement and (B) the Replacement Take-Out Lender shall have executed and delivered a tri-party agreement that is substantially similar to this Agreement.

      2. Take-Out Commitment - Defaults. Each of TAKE-OUT LENDER, BORROWER and PRINCIPAL hereby represents and warrants that, as of the date hereof, it does not have any actual knowledge of any default, either on its own behalf or by any other party to the Take-Out Commitment, under the terms and conditions of the Take-Out Commitment. TAKE-OUT LENDER agrees that in the event of any default by BORROWER or the PRINCIPAL under the Take-Out Commitment of which TAKE-OUT LENDER has actual knowledge and which is not cured within the applicable notice or grace period provided therein, if any (a "Take-Out Commitment Event of Default"), then TAKE-OUT LENDER, promptly after such default becomes a Take-Out Commitment Event of Default shall provide CONSTRUCTION LENDER with written notice of such Take-Out Commitment Event of Default. If such Take-Out Commitment Event of Default shall be susceptible of cure by CONSTRUCTION LENDER, then CONSTRUCTION LENDER shall have an opportunity (but not an obligation) to cure such default within a period of time which shall expire on the earlier to occur of (x) the date that occurs seven (7) (in the case of a monetary Take-Out Commitment Event of Default) or thirty (30) days (in the case of a non-monetary Take-Out Commitment Event of Default) after TAKE-OUT LENDER shall give such notice to CONSTRUCTION LENDER or (y) the expiration date of the Take-Out Commitment set forth therein, during which period TAKE-OUT LENDER shall not terminate the Take-Out Commitment as a result of such Take-Out Commitment Event of Default. In the event that any such non-monetary Take-Out Commitment Event of Default cannot be cured within thirty (30) days and the Take-Out Commitment shall not have expired, TAKE-OUT LENDER shall grant to CONSTRUCTION LENDER an additional thirty
(30) days (or the period of time until the expiration of the Take-Out Commitment, if less than thirty (30) days) to cure such Take-Out Commitment Event of Default, during which period TAKE-OUT LENDER shall not terminate the Take-Out Commitment as a result of such Take-Out Commitment Event of Default, provided that CONSTRUCTION LENDER (i) commenced cure within the original thirty
(30) day period and (ii) proceeds diligently and continuously to take action to cure such Take-Out Commitment Event of Default within such additional cure period. If (x) such Take-Out Commitment Event of Default shall not be susceptible of cure by CONSTRUCTION LENDER or (y) CONSTRUCTION LENDER shall fail to proceed diligently and continuously to, and actually, cure such Take-Out Commitment Event of Default within the cure period afforded CONSTRUCTION LENDER in this Paragraph 2, then TAKE-OUT LENDER may, at its option, exercise its rights against BORROWER and/or the PRINCIPAL under the Take-Out Commitment, at law and/or in equity and/or terminate this Agreement. Notwithstanding anything to the contrary contained in this Agreement, in no event shall TAKE-OUT LENDER be obligated to fund the Take-Out Loan after the Take-Out Commitment has (x) expired pursuant to its terms or (y) been terminated by TAKE-OUT LENDER (subject, in the case of clause (y) only to the provisions of this Paragraph 2) and nothing (other than a writing signed by TAKE-OUT LENDER) shall extend, or be deemed to extend, the expiration date of the Take-Out Commitment expressly set forth therein or the date upon which the Take-Out Commitment shall terminate as aforesaid. The benefit of this Paragraph 2 shall be for CONSTRUCTION LENDER only, and neither BORROWER nor the PRINCIPAL shall have any rights to any notice or cure period other than those, if any, as are expressly set forth in the Take-Out Commitment. The failure of TAKE-OUT LENDER to send notice of any Take-Out Commitment Event of Default under the Take-Out Commitment to CONSTRUCTION LENDER shall not in any way impair the effect, vis-a-vis BORROWER and the PRINCIPAL of any such notice delivered to BORROWER and/or PRINCIPAL.

      3. Take-Out Commitment Fees. All fees required to have been paid as of the date hereof by BORROWER or the PRINCIPAL to TAKE-OUT LENDER, pursuant to the Take-Out Commitment, have been paid by BORROWER or the PRINCIPAL and received by TAKE-OUT LENDER.

      4. Construction Loan - Status. Each of CONSTRUCTION LENDER, BORROWER, VENETIAN, LVSI, INTERIM MALL LLC and PRINCIPAL hereby represents, warrants, covenants and agrees that the GMAC Credit Agreement and the other Construction Loan Documents (as defined below) are in full force and effect and have not heretofore been modified, supplemented, terminated or canceled. Each of VENETIAN, LVSI, INTERIM MALL LLC and the PRINCIPAL represent and warrant it has delivered fully executed copies of all Construction Loan Documents to TAKE-OUT LENDER and VENETIAN, LVSI and BORROWER covenant that they shall deliver fully executed copies of all amendments and supplements, if any, made after the date hereof.

      5. Construction Loan - Defaults. (a) Each of CONSTRUCTION LENDER, BORROWER, VENETIAN, LVSI, INTERIM MALL LLC and PRINCIPAL hereby represents and warrants that, as of the date hereof, the representing party has no actual knowledge of any default by any party under the terms and conditions of the Construction Loan Documents. CONSTRUCTION LENDER agrees that in the event of any default by BORROWER, VENETIAN, LVSI, INTERIM MALL LLC or the PRINCIPAL under the Construction Loan Documents of which CONSTRUCTION LENDER has actual knowledge and which is not cured within the applicable notice or grace period provided therein, if any (a "Construction Loan Event of Default"), then, promptly after such default becomes a Construction Loan Event of Default, CONSTRUCTION LENDER shall provide TAKE-OUT LENDER with written notice of such Construction Loan Event of Default (together with a certificate (the "CL Amount Certificate") setting forth, in reasonable detail, the then outstanding principal amount of the Construction Loan, accrued and unpaid interest thereon and all other amounts then outstanding under the Construction Loan Documents). If any such Construction Loan Event of Default shall be a monetary default or a material non-monetary default, than TAKE-OUT LENDER shall have an opportunity (but not an obligation) to (x) cure such default within a period of time which shall expire seven (7) days (in the case of a monetary Construction Loan Event of Default) or thirty (30) days (in the case of a non-monetary Construction Loan Event of Default) after CONSTRUCTION LENDER gives such notice to TAKE-OUT LENDER (provided that such Construction Loan Event of Default shall be susceptible of cure by TAKE-OUT LENDER) or (y) to elect, by written notice (the "Purchase Notice") given within such seven (7) or thirty (30)-day, as applicable, period, to purchase (or to cause its designee to purchase) (the applicable purchaser, the "Purchaser") the

Construction Loan Documents for a purchase price equal to the Purchase Price (as defined below), in which case the provisions of subparagraph (b) below shall be applicable. During such seven (7) or thirty (30)-day period, CONSTRUCTION LENDER shall not exercise any rights or remedies against BORROWER, VENETIAN, LVSI, INTERIM MALL LLC, PRINCIPAL or with respect to the Real Property Collateral. In the event that such non-monetary Construction Loan Event of Default cannot be cured within thirty (30) days, CONSTRUCTION LENDER shall grant to TAKE-OUT LENDER an additional thirty (30) days to cure such Construction Loan Event of Default, during which period CONSTRUCTION LENDER shall not exercise any rights or remedies against BORROWER, VENETIAN, LVSI, INTERIM MALL LLC, PRINCIPAL or with respect to the Real Property Collateral, provided that TAKE-OUT LENDER (i) commences cure within the original thirty (30) day period, and (ii) proceeds diligently and continuously to take action to cure such Construction Loan Event of Default. If (x) such Construction Loan Event of Default shall not be susceptible of cure by TAKE-OUT LENDER or (y) TAKE-OUT LENDER shall fail to diligently and continuously proceed to, and actually, cure such Construction Loan Event of Default, condition or occurrence within such seven (7) or thirty
(30) day cure period, or the additional thirty (30) day cure period, if applicable, then, if TAKE-OUT LENDER shall not have elected to purchase the Construction Loan Documents as aforesaid, CONSTRUCTION LENDER may, at its option, exercise its rights against BORROWER, VENETIAN, INTERIM MALL LLC, LVSI and/or PRINCIPAL under the Construction Loan Documents, at law and/or in equity and/or terminate this Agreement by notice thereof to TAKE-OUT LENDER (which termination shall be effective as of the date upon which such notice shall be given). The benefit of this Paragraph 5 shall be for TAKE-OUT LENDER only, and neither BORROWER, VENETIAN, INTERIM MALL LLC, LVSI nor the PRINCIPAL shall have any rights to any notice or cure period other than those, if any, as are expressly set forth in the Construction Loan Documents. The failure of CONSTRUCTION LENDER to send notice of any Construction Loan Event of Default under the Construction Loan Documents to TAKE-OUT LENDER shall not in any way impair the effect, vis-a-vis BORROWER, VENETIAN, INTERIM MALL LLC, LVSI and the PRINCIPAL, of any such notice delivered to BORROWER, VENETIAN, INTERIM MALL LLC, LVSI and/or PRINCIPAL. The term "Construction Loan Documents" shall mean the Loan Documents (as such term is defined in the GMAC Credit Agreement).

      (b) If TAKE-OUT LENDER shall elect to purchase the Construction Loan Documents pursuant to subparagraph (a) above, then CONSTRUCTION LENDER shall not exercise any rights or remedies against BORROWER, VENETIAN, LVSI, PRINCIPAL or with respect to the Real Property Collateral and the closing of the sale of the Construction Loan Documents from CONSTRUCTION LENDER to the Purchaser shall occur at the office of the TAKE-OUT LENDER'S counsel located in New York City on a date that is reasonably satisfactory to CONSTRUCTION LENDER and the Purchaser, provided that such date shall occur on or prior to the date that occurs thirty (30) days after TAKE-OUT LENDER shall have given the Purchase Notice. At such closing, (i) the Purchaser shall pay to CONSTRUCTION LENDER a purchase price (the "Purchase Price") equal to the sum of the principal amount of the Construction Loan outstanding on such closing date plus accrued and unpaid interest thereon outstanding on such closing date plus all other amounts outstanding under the Construction Loan Documents on such closing date (provided that if any such amounts shall be incurred or shall accrue from and after the date of the CL Amount Certificate (other than regularly scheduled interest or so-called "protective advances" made by CONSTRUCTION LENDER with the approval of the TAKE-OUT LENDER (which approval shall not be unreasonably withheld)) then TAKE-OUT LENDER shall have the right to revoke its election to purchase the Construction Loan Documents) and (ii) CONSTRUCTION LENDER shall execute, acknowledge and deliver to Purchaser, or cause to be executed, acknowledged and delivered, as applicable, an assignment of the Construction Loan Documents and all other documents necessary to assign to the Purchaser all of the legal and beneficial interests in the Construction Loan Documents, which assignment shall be without representation, warranty or recourse to CONSTRUCTION LENDER (other than representations (1) as to the Purchase Price (with a breakdown of the components thereof) and (2) that CONSTRUCTION LENDER did not assign, sell or otherwise transfer all, or any portion of, or any participation or other interest in, the Construction Loan Documents (or if CONSTRUCTION LENDER shall have made any such assignment, sale or other transfer, the representation that CONSTRUCTION LENDER did not assign, sell or otherwise transfer all, or any portion of, or any participation or other interest in, the Construction Loan Documents other than to certain enumerated parties)).

      6. Title Insurance. TAKE-OUT LENDER approves Lawyers Title Insurance Corporation (the "Title Company") as the title insurance company that will insure the lien of TAKE-OUT LENDER's deed of trust upon the Real Property Collateral, with re-insurance being provided by the insurers, and in the percentages of liability, set forth on Exhibit A-1 hereto. TAKE-OUT LENDER approves the form of the title insurance policy or title commitment attached hereto as Exhibit A-2 and the endorsements attached hereto as Exhibit A-2 (i.e., subject to the third sentence of this Section 6, such endorsements constitute all endorsements that TAKE-OUT LENDER may require pursuant to clauses (ii) and
(iv) of the second sentence of Paragraph 3.H. of the Take-Out Commitment) and, except for Objectionable Title Exceptions (as defined below), if any, approves the exceptions to title identified in Exhibit A-2 attached hereto and made a part hereof (as well as all Permitted Encumbrances (as defined in the Form Loan Agreement), which title insurance policy shall be updated and issued as of the date of the Take-Out Loan closing (the "Take-Out Closing Date") and shall be in an amount that is not less than the principal amount of the Take-Out Loan. Notwithstanding the foregoing, if, during the period commencing on the date hereof and ending on the Take-Out Closing Date, (x) there shall occur a material adverse change in the financial condition of any of the title insurers or reinsurers referenced in this Paragraph 6 and/or (y) it shall become unlawful for any such title insurer or reinsurer to issue the contemplated title insurance or reinsurance (in whole or part), then TAKE-OUT LENDER shall be entitled to replace such title insurer or reinsurer and/or the applicable title insurance or reinsurance, as applicable, with a title insurer or reinsurer or title insurance or reinsurance, as applicable, reasonably acceptable to TAKE-OUT LENDER. TAKE-OUT LENDER also hereby approves the matters described in the U.C.C. and other searches attached hereto as Exhibit A-3.

      7. Survey. Subject to TAKE-OUT LENDER's receipt and approval of an updated as-built survey as required by paragraph 3.I. of Exhibit B to the Take-Out Commitment containing a certification to the TAKE-OUT LENDER reasonably satisfactory to it (the "As-Built Survey"), TAKE-OUT LENDER approves (a) the survey (the "Existing Survey") of the Land entitled "ALTA/ACSM Survey Sands Hotel & Casino", Job No. 970709, made by John E. Forsman dated 11/7/97, and all matters shown thereon and the form of surveyor's certificate and (b) the location of the Mall in the Mall Space, the Retail Annex on the Retail Annex Land and the rest of the Improvements (as defined in the Form Loan Documents) on the Land (in each case, with such adjustments thereto as shall be permitted under the REA); provided that, notwithstanding the foregoing, TAKE-OUT LENDER shall not be deemed to have approved any encroachment of any portion of the Project, as completed, upon any lot line, easement or other matter (unless such encroachment shall be permitted under an OEA approved by Lender in accordance with the provisions of Paragraph 15 hereof) (collectively, "Objectionable Title Exceptions"). TAKE-OUT LENDER approves John E. Forsman as the surveyor who will prepare the As-Built Survey required by the Take-Out Commitment provided that John E. Forsman shall be an appropriately licensed or registered land surveyor at the time that it completes that As-Built Survey.

      8. Approval of Plans and Specifications; FADAA. (a) TAKE-OUT LENDER and CONSTRUCTION LENDER hereby approve the plans and specifications for the construction of the Mall Improvements and of the remainder of the Project described on Exhibit B hereto (collectively the "Existing Plans and Specifications"). BORROWER, VENETIAN, LVSI and the PRINCIPAL hereby represent and warrant that (x) a complete copy of the Existing Plans and Specifications has been delivered to the Construction Consultant on or prior to the date hereof and (y) the Existing Plans and Specifications described on Exhibit B hereto are the Plans and Specifications (as such term is defined in the FADAA). Except as provided in the next following sentence, no Scope Changes (as defined in the FADAA) to the Existing Plans and Specifications shall be made without TAKE-OUT LENDER's prior written consent

(which consent may be granted or withheld in TAKE-OUT LENDER's sole discretion). Notwithstanding the provisions of the Take-Out Commitment, Scope Changes to the Existing Plans and Specifications that constitute Safe Harbor Scope Changes (as defined in the FADAA) and/or which do not, under Section 6.2.1 of the FADAA, require the Required Scope Change Approval (as defined in the FADAA) may be made to the Existing Plans and Specifications without TAKE-OUT LENDER's prior written consent.

      (b) As used herein, the term "FADAA" means that certain Funding Agents' Disbursement and Administration Agreement among LVSI, Venetian, Interim Mall LLC, The Bank of Nova Scotia, as agent, First Trust National Association, as indenture trustee, Construction Lender, Atlantic/Pacific JV and The Bank of Nova Scotia, as disbursement agent, a copy of which is attached to the Take-Out Commitment as Exhibit A-3 (as such agreement exists on the date hereof). With respect to the FADAA, for purposes of the Take-Out Commitment and this Agreement, notwithstanding anything to the contrary contained in the FADAA, in the Take-Out Commitment or in this Agreement: (i) the "Construction Consultant" shall mean Tishman Construction Corporation of Nevada, a Nevada corporation, and any replacement thereof selected in accordance with the provisions of the FADAA, provided that such replacement must be acceptable to the TAKE-OUT LENDER (which consent will not be unreasonably withheld) and (ii) the "Project Architect" shall mean the collective reference to TSA of Nevada, LLP, and WAT&G, Inc. Nevada, and any replacement thereof selected in accordance with the provisions of the FADAA, provided that such replacement must be acceptable to the TAKE-OUT LENDER (which consent will not be unreasonably withheld).

      9.    [Intentionally omitted]

      10. Environmental Matters. TAKE-OUT LENDER hereby acknowledges receiving a copy of the Tank Removal Report prepared by Converse Environmental Consultants dated October 2, 1996; the May 14, 1997 letter from Converse Environmental Consultants Southwest, Inc. to Las Vegas Sands, Inc. on the subsurface exploration; the May 13, 1997 Temporary Construction Dewatering Permit issued to Lehrer, McGovern, Bovis, the draft Phase I environmental site assessment of the Former Sands Hotel, by EMG, dated July 22, 1997, the November 5, 1996 letter from Clark County Health District to Sands Hotel; the October 2, 1997 letter from Converse Environmental Consultants Southwest, Inc. to Nevada Department of Environmental Protection, the August 7, 1997 letter from Converse Environmental Consultants Southwest, Inc. to Las Vegas Sands, Inc., and the July 28, 1997 letter from Converse Environmental Consultants Southwest, Inc. to Las Vegas Sands, Inc. (the "Existing Environmental Reports"). TAKE-OUT LENDER hereby agrees that it shall not refuse to fund the Take-Out Loan solely because it finds the environmental condition of the Land to be unacceptable; provided that no reasonably likely source of material environmental liability (except the soil and groundwater contamination identified in the Existing Environmental Reports, to the extent and severity identified in the Existing Environmental Reports) is identified and the environmental condition of the Land, as reflected in the Environmental Reports (as defined in the Take-Out Commitment), shall be substantially the same as or better than that which is reflected in the Existing Environmental Reports.

      11. Appraiser. TAKE-OUT LENDER hereby approves Landauer Associates, Inc. ("Landauer") as the appraiser described in paragraph 3.G. of Exhibit B to the Commitment Letter provided that Landauer, at the time it prepares the appraisal described in such paragraph 3.G., is an independent appraiser holding an M.A.I. designation and shall be licensed in the State of Nevada.

      12.   [Intentionally omitted].

      13. Counsel Opinion. Subject to (a) the unconditional execution and delivery, on the Take-Out Closing Date, by Qualified Nevada Counsel (as defined below), of a legal opinion in the form of Exhibit C-1 hereto and (b) the unconditional execution and delivery, on the Closing Date, by Qualified New York Counsel (as defined below), of legal opinions in the forms of Exhibit C-2 (the "Enforceability Opinion") and Exhibit C-3 hereto (the "Non-Consolidation Opinion"), respectively, TAKE-OUT LENDER hereby approves the forms (as the same may be changed as described below) of such legal opinions (with such changes, if any, (x) as TAKE-OUT LENDER, Qualified New York Counsel or Qualified Nevada Counsel, as applicable, shall reasonably require due to changes, if any, in applicable law that shall occur after the date hereof and/or (y) with respect to the Non-Consolidation Opinion, as the applicable Qualified New York Counsel shall reasonably require due to changes, if any, in facts or circumstances, provided that, in the case of any such change(s) described in the foregoing clauses (x) or (y), such change(s) shall not, individually, or in the aggregate,
(aa) add any additional qualifications, limitations or the like that are, in any material respect, disadvantageous to Take-Out Lender and/or (bb) alter the conclusions contained in any such opinion) for the purposes of paragraph 3.J of Exhibit B to the Take-Out Commitment. As used herein, (x) "Qualified Nevada Counsel" shall mean Lionel, Sawyer & Collins or another law firm the main office of which is located in the State of Nevada and which law firm is reasonably satisfactory to the TAKE-OUT LENDER and (y) "Qualified New York Counsel" shall mean Paul, Weiss, Rifkind, Wharton & Garrison or another national law firm with at least 200 lawyers the main office of which is located in the State of New York and which law firm is reasonably satisfactory to the TAKE-OUT LENDER. In connection with the delivery of the Non-Consolidation Opinion, Borrower and TAKE-OUT LENDER shall execute and deliver the memorandum in the form attached hereto as Exhibit D.

      14. Formation Documents. TAKE-OUT LENDER hereby approves the forms of the organizational documents of Borrower, Mall Holdings, Managing Member, Intermediate Holdings, Venetian and Interface attached hereto as Exhibit E-1, Exhibit E-2, Exhibit E-3, Exhibit E-4 , Exhibit E-5 and Exhibit E-6, respectively. The documents relating to the transfer of a 1% membership interest in Borrower from Mall Holdings to Managing Member, and the admission of Managing Member as the sole managing member of Borrower, are subject to TAKE-OUT LENDER's consent (not to be unreasonably withheld).

      15. Easement, HVAC, Sale and Contribution and Other Agreements. For purposes of paragraph 3.D of Exhibit B to the Take-Out Commitment, TAKE-OUT LENDER hereby approves the forms of the REA, HVAC Agreement, HVAC Ground Lease and the Sale and Contribution Agreement attached hereto as Exhibit F-1, Exhibit F-2, Exhibit F-3 and Exhibit F-4.

      16.   [Intentionally Omitted]

      17.   [Intentionally omitted].

      18. Property Manager, Property Management Agreement and Leasing Broker. For purposes of paragraph 3.D. of Exhibit B to the Take-Out Commitment, TAKE-OUT LENDER hereby approves (x) Forest City Commercial Management, Inc. ("Manager"), as the Property Manager, (y) the form of the Management Agreement between LVSI, as owner, and Forest, as manager attached hereto as Exhibit G.

      19. Lease Forms. TAKE-OUT LENDER hereby approves the standard retail tenant lease form and the standard restaurant tenant lease form attached hereto as Exhibits H-1 and Exhibit H-2, respectively.

      20. Take-Out Loan Documents. Subject to the terms and provisions of paragraph 4 of Exhibit B to the Take-Out Commitment, BORROWER, the PRINCIPAL and TAKE-OUT LENDER hereby approve the forms of the Form Loan Documents referenced in such paragraph 4.

      21. Take-Out Commitment. A true and complete copy of the Take-Out Commitment is attached hereto as Exhibit I.

      22. Billboard Master Lease and Mall Master Lease. For purposes of paragraph 3.F. of Exhibit B to the Take-Out Commitment, TAKE-OUT LENDER hereby approves the forms of the Billboard Master Lease, the Memorandum of Billboard Master Lease, Subordination of Billboard Operating Lease to Billboard Master Lease, the Mall Master Lease, the Memorandum of Mall Master Lease and Subordination of Fee Deeds of Trust to Billboard Master Lease and to Mall Master Lease attached hereto as Exhibit J-1, Exhibit

J-2, Exhibit J-3, Exhibit J-4, Exhibit J-5 and Exhibit J-6, respectively.

      23. BORROWER'S, VENETIAN'S, LVSI'S, PRINCIPAL'S, INTERIM MALL LLC and TAKE-OUT LENDER'S Covenants. (a)(i) BORROWER hereby covenants and agrees to provide CONSTRUCTION LENDER with prompt written notice of any default that occurs under the Take-Out Commitment, (ii) BORROWER hereby agrees to pay, within ten (10) days of demand therefor by CONSTRUCTION LENDER or TAKE-OUT LENDER, all fees, expenses and costs (including, without limitation, reasonable attorneys' fees, disbursements and expenses) incurred in connection with this Agreement and
(iii) BORROWER, VENETIAN, LVSI, and INTERIM MALL LLC hereby agree to execute and deliver such further documents and to perform and cause to be performed such further acts as TAKE-OUT LENDER or CONSTRUCTION LENDER shall reasonably require in connection with this Agreement.

            (b) Subject to all of the terms, provisions, requirements and conditions set forth in the Take-Out Commitment, TAKE-OUT LENDER hereby covenants and agrees, solely for the benefit of CONSTRUCTION LENDER and BORROWER, to fund the Take-Out Loan in accordance with the terms, provisions, requirements and conditions of the Take-Out Commitment.

      24. BORROWER'S and PRINCIPAL'S Obligations under Take-Out Commitment. Nothing contained in this Agreement shall (x) relieve, or shall be deemed to relieve, BORROWER or PRINCIPAL of any of its obligations, or TAKE-OUT LENDER of any of its rights or remedies, under the Take-Out Commitment (other than TAKE-OUT LENDER's right to approve the form of any document (or any other matter) that TAKE-OUT LENDER approved hereby) or (y) require TAKE-OUT LENDER to fund the Take-Out Loan to, or at the direction of, BORROWER (or any other Person) unless and until all of the conditions to TAKE-OUT LENDER'S obligation to fund the Take-Out Loan, and all requirements of the Take-Out Commitment, shall have been satisfied prior to the date upon which the Take-Out Commitment shall expire or be terminated.

      25. Notices. Any notice, demand, consent, authorization, request, approval or other communication (each, a "Communication") given pursuant to this Agreement shall be effective and valid only if in writing, signed by the party giving such notice, and delivered by a reputable overnight courier or a delivery service from whom a receipt is obtained, or, if mailed, sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

      If to TAKE-OUT LENDER:

      Goldman Sachs Mortgage Company
      c/o Goldman, Sachs & Co.,
      85 Broad Street, 12th Floor

      New York, New York  10004
      Attention:  Peter Briger

               with a copy to:

      Willkie Farr & Gallagher
      One Citicorp Center
      153 East 53rd Street
      New York, New York  10022-4677
      Attention:  Eugene A. Pinover, Esq.

      If to CONSTRUCTION LENDER:

      GMAC Commercial Mortgage Corporation
      100 S. Wacker Drive - 4th Floor
      Chicago, Illinois  60606
      Attention:  Phillip Keel

               with a copy to:

      Altheimer & Gray
      10 S. Wacker Drive
      Suite 4000
      Chicago, Illinois  60606
      Attention:  Nancy L. Kasko, Esq.

      If to BORROWER:

      Grand Canal Shops Mall, LLC
      3355 Las Vegas Boulevard South
      Las Vegas, Nevada  89109
      Attention: David Friedman

               with a copy to:

      Paul, Weiss, Rifkind, Wharton
      & Garrison
      1285 Avenue of the Americas
      New York, New York  10019-60604
      Attention: James Purcell, Esq.

      If to VENETIAN:

      Venetian Casino Resort, LLC
      3355 Las Vegas Boulevard South
      Las Vegas, Nevada  89109
      Attention: David Friedman

               with a copy to:

      Paul, Weiss, Rifkind, Wharton
      & Garrison
      1285 Avenue of the Americas
      New York, New York  10019-60604
      Attention: James Purcell, Esq.

      If to LVSI:

      Las Vegas Sands, Inc.
      3355 Las Vegas Boulevard South
      Las Vegas, Nevada  89109
      Attention: David Friedman

               with a copy to:

      Paul, Weiss, Rifkind, Wharton
      & Garrison
      1285 Avenue of the Americas
      New York, New York  10019-60604
      Attention: James Purcell, Esq.

      If to PRINCIPAL:

      Sheldon G. Adelson
      c/o Las Vegas Sands, Inc.
      3355 Las Vegas Blvd. South
      Las Vegas, Nevada  89109

               with a copy to:

      Paul, Weiss, Rifkind, Wharton
      & Garrison
      1285 Avenue of the Americas
      New York, New York  10019-60604
      Attention: James Purcell, Esq.

      Each Communication shall be considered given: in the case of courier service, on the business day after the same was sent; in the case of hand delivery, at the time of delivery; and, in the case of registered or certified mail, when delivered or two business days after mailing (whichever occurs first). Any party may change its address (or that of any of its notice parties) for purposes of this Paragraph 25 by giving written notice thereof to the other parties hereto as aforesaid.

      26. Parties Benefited; Successors and Assigns. (a) The representations, warranties, covenants and agreements contained herein and the powers granted hereby shall inure to the benefit of and bind all parties hereto and their respective successors and permitted assigns. Except as expressly set forth in subparagraphs (b) and (c) of this Paragraph 26, neither BORROWER nor VENETIAN nor LVSI nor INTERIM MALL LLC nor PRINCIPAL nor CONSTRUCTION LENDER nor TAKE-OUT LENDER shall be entitled to assign its rights, or delegate its duties or obligations, under this Agreement, without the prior written consent of CONSTRUCTION LENDER and TAKE-OUT LENDER.

      (b) TAKE-OUT LENDER shall be entitled to assign its rights and to delegate its duties and obligations under this Agreement (x) without any other party's consent, to any Affiliate of Lender and (y) with the consent of Borrower and Construction Lender (which consent shall not be unreasonably withheld or delayed (unless the proposed assignee shall be a Competitor)), to any other Person, provided that, in any case, the same shall not release TAKE-OUT LENDER from its duties or obligations hereunder.

      (c) If an event of default shall occur under the Construction Loan Documents and CONSTRUCTION LENDER or a Subsidiary (as defined below) shall obtain record title to the Real Property Collateral by foreclosure or by a deed in lieu of foreclosure (the party so obtaining title to the Real Property Collateral, the "CL Assignee"), then, at its option, exercisable within ten (10) days after the date upon which CONSTRUCTION LENDER or a Subsidiary so obtains record title to the Real Property Collateral, time being of the essence with respect to such ten (10) day period, CONSTRUCTION LENDER may notify TAKE-OUT LENDER in writing that the CL Assignee desires to obtain the benefits afforded BORROWER, and thereby assumes all of the duties and obligations of BORROWER and PRINCIPAL under, the Take-Out Commitment and this Agreement (the "CL Assignment Notice"). If CONSTRUCTION LENDER gives the CL Assignment Notice in accordance with the terms of the immediately preceding sentence, then, effective as of the date upon which the CL Assignment Notice shall be given, it shall be deemed that all of BORROWER'S rights under the Take-Out Commitment were assigned to the CL Assignee, and all of BORROWER'S and PRINCIPAL'S obligations and duties under the Take-Out Commitment and under this Agreement, were delegated to and jointly and severally assumed by, CONSTRUCTION LENDER and the applicable Subsidiary (if such Subsidiary shall be the CL Assignee). Once given, the CL Assignment Notice shall be irrevocable. If the CL Assignment Notice shall not be given in accordance with the provisions of this Paragraph 26(c), then neither CONSTRUCTION LENDER nor any Subsidiary nor any other person or entity claiming by, through or under any of the same shall have any rights or remedies under this Paragraph 26(c). Upon the giving of the CL Assignment Notice as aforesaid and the satisfaction, in accordance with the terms and provisions of the Take-Out Commitment and this Agreement, of all conditions to the funding of the Take-Out Loan and all requirements pertaining thereto, including, without limitation, the unconditional execution and delivery by the CL Assignee (in lieu of BORROWER and PRINCIPAL) of the Loan Documents, the TAKE-OUT LENDER shall (x) release the Escrowed Guaranty from escrow (Principal and

Borrower hereby agreeing that neither Principal nor Borrower shall have or raise any defense or objection to such release from escrow or to the effectiveness of the Escrowed Guaranty) and (y) fund the Take-Out Loan to the CL Assignee. TAKE-OUT LENDER hereby agrees, solely for the benefit of CONSTRUCTION LENDER, that TAKE-OUT LENDER shall not refuse to fund the Loan to the CL Assignee, pursuant to this Section 26(c), solely because the Principal refuses to execute and deliver a Replacement Guaranty if and when requested so to do if all other conditions to TAKE-OUT LENDER's obligation to fund the Loan to the CL Assignee shall be satisfied. Neither the giving of the CL Assignment Notice nor any other action taken, or not taken, by any CL Assignee or any other person or entity, shall relieve BORROWER or VENETIAN or LVSI or PRINCIPAL of liability that such party may have to TAKE-OUT LENDER nor shall it waive, or be deemed to waive, any conditions or requirements under the Take-Out Commitment or contained herein. Furthermore, notwithstanding anything to the contrary contained in this Agreement, in no event shall TAKE-OUT LENDER be obligated to fund the Take-Out Loan after the Take-Out Commitment has (x) expired pursuant to its terms or (y) been terminated by TAKE-OUT LENDER pursuant to its terms or pursuant to applicable law (subject, in the case of clause (y) only to the provisions of Paragraph 2 hereof) and nothing (other than a writing signed by TAKE-OUT LENDER) shall extend, or be deemed to extend, the expiration date of the Take-Out Commitment beyond the Outside Closing Date or the date upon which the Take-Out Commitment shall terminate as aforesaid. As used herein, the term "Subsidiary" shall mean a single asset corporation, partnership or limited liability company
(x) that is organized under, and in accordance with, the laws of the State of Nevada, (y) otherwise complies with the requirements and conditions set forth in paragraph 3.K. of Exhibit B to the Take-Out Commitment, and (z) all of the issued and outstanding stock, all of the partnership interests or all of the membership interests, as applicable, of which are directly owned by CONSTRUCTION LENDER.

      27.   Indemnification.

      (a) Venetian and LVSI (collectively, the "Indemnitors") shall, at their sole cost and expense, protect, defend, indemnify, release and hold harmless Lender and the other Indemnified Parties (as defined in the Form Loan Documents) from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), administrative and judicial actions and proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, and litigation costs, of whatever kind or nature and whether or not incurred in connection with any judicial or administrative proceedings (including, without limitation, reasonable attorneys' fees and expenses) (the "Losses") imposed upon or incurred by or asserted against Lender or any other Indemnified Parties (other than those arising solely from the bad faith, gross negligence or willful misconduct of the Indemnified Party seeking indemnification hereunder (without relieving the Indemnitors from liability to the other Indemnified Parties)), and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) the execution, delivery or performance of the Take-Out Commitment or this Agreement; (ii) any amendment to, or restructuring of, the Take-Out Commitment or this Agreement; (iii) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of the Take-Out Commitment or this Agreement, whether or not suit is filed in connection with same, or in connection with the Borrower or any Affiliate of the Borrower becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (iv) the development and construction of the Project or any actual or alleged accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Project or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (v) any actual or alleged use, nonuse or condition in, on or about the Project or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vi) performance of any labor or services or the furnishing of any materials or other property in respect of the Project or any part thereof;
(vii) any failure, or alleged failure, of the Project (or any portion thereof) to be in compliance with any Legal Requirement (as defined in the Form Loan Documents); (viii) any action, proceeding or claim made or brought by Borrower in violation of the provisions of the paragraph of the Take-Out Commitment entitled "Remedies of Borrower", (ix) the enforcement by any Indemnified Party of the provisions of this Section 27, or (x) any and all claims and demands whatsoever which may be asserted against any Indemnified Party by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease.

      (b) The provisions of this Section 27 (other than the provisions of Section 27(a)(viii), to which the provisions of this Section 27 shall apply) shall not apply to any dispute solely between Borrower, any Indemnitor or Principal, on the one hand, and Lender, on the other hand (but without prejudice to Lender's right to collect, pursuant to any other provision of any Loan Document or otherwise at law or in equity, any amounts (including, without limitation, legal fees, disbursements and other expenses) relating to any such dispute).

      (c) Any amounts payable to an Indemnified Party by reason of the application of this Section 27 shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Form Loan Documents) from the date loss or damage is sustained by such Indemnified Party until paid.

      (d) Upon written request by any Indemnified Party, the Indemnitors shall diligently defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the TAKE-OUT LENDER (which approval, so long as no Termination Event shall then exist, shall not be unreasonably withheld or delayed). Except to the extent that (A) a conflict of interest exists between or among the interests of any Indemnitor, any Affiliate thereof that is involved in the claim, dispute, action or proceeding in question, and/or any applicable Indemnified Party and/or (B) a Termination Event shall exist, the Indemnitors shall be permitted to cause the same counsel and other professionals to defend the Indemnitors, all such Affiliates and all such Indemnified Parties in any such claim, dispute, action or proceeding. From and after such time, if any, as a Termination Event and/or such a conflict of interest shall arise, and/or, in the reasonable judgment of any Indemnified Part(ies), Indemnitors shall not be fulfilling their obligation to defend such Indemnified Part(ies) in accordance with the provisions hereof, upon notice to Indemnitors, any Indemnified Party (in the case of a Termination Event) or any affected Indemnified Party (in the case of such a conflict of interest or a determination by an Indemnified Party that Indemnitors shall not be so fulfilling their obligations) may, at its or their, as applicable, option (exercisable in such Indemnified Party(ies)' sole and absolute discretion), (aa) require the Indemnitors to cause counsel and other professionals acceptable to such Indemnified Part(ies), in its or their, as applicable, sole discretion, to defend such Indemnified Part(ies) or (bb) engage its own attorneys and other professionals to defend or assist it, and, at the option of such Indemnified Part(ies), its attorneys shall control the resolution of such claim, dispute, action or proceeding; provided that, in the case of any such conflict of interest, so long as (x) no Termination Event shall then exist and (y) no Indemnified Party shall have determined that Indemnitors shall not be so fulfilling its obligations to defend as aforesaid, then Indemnitors shall be required to pay for only one additional (i.e. in addition to counsel and other professionals representing Any Indemnitors and its Affiliates) set of attorneys and other professionals who will represent all of the Indemnified Parties. If any Indemnified Part(ies) shall elect the option described in the foregoing clause (bb), upon demand, but subject to the proviso in the immediately preceding sentence, the Indemnitors shall pay or, in the sole and absolute discretion of the Indemnified Part(ies), reimburse, the Indemnified Part(ies) for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith. Furthermore, so long as (x) no Termination Event shall then exist and
(y) an Indemnified Party shall not have reasonably determined that Indemnitors shall not be so fulfilling their obligations to defend as aforesaid, such Indemnified Party shall not settle the claim, dispute, action or proceeding in question without the consent of Indemnitors (unless such Indemnified Party shall waive its right to be indemnified under this Section 27 with respect to such claim, dispute, action or proceeding). If a Termination Event shall exist or any affected Indemnified Party shall reasonably determine that Indemnitors shall not be so fulfilling such obligations, then the applicable Indemnified Part(ies) may settle the claim, dispute, action or proceeding in question without the consent of Indemnitors.

      (e) The obligations of Indemnitors under this Section 27 shall be the joint and several obligations of Indemnitors. The provisions of and undertakings and indemnification set forth in this Section 27 shall survive the expiration or termination of the Commitment and/or of this Agreement. If the TAKE-OUT LENDER shall fund the Loan under the Take-Out Commitment, then, with respect to claims that are first made after the funding of the Loan, Borrower (and not Indemnitors) shall be liable for the Losses resulting therefrom or arising in connection therewith.

      28. Several Obligations. Notwithstanding anything to the contrary contained herein, except as otherwise expressly provided herein, the representations, warranties, covenants and agreements by each party hereto that are contained herein shall constitute the several obligations of that party (and not the joint or joint and several obligations of that party and any other party hereto).

      29. Modifications, etc. No provision hereof shall be changed, amended, modified or limited except by a written agreement executed by BORROWER, VENETIAN, LVSI, INTERIM MALL LLC, PRINCIPAL, CONSTRUCTION LENDER and TAKE-OUT LENDER; provided, however, that CONSTRUCTION LENDER and TAKE-OUT LENDER may make such changes, amendments, modifications or limitations hereto as CONSTRUCTION LENDER and TAKE-OUT LENDER shall approve, without the consent of BORROWER, VENETIAN, LVSI, INTERIM MALL LLC or the PRINCIPAL, so long as the same do not adversely affect the rights and obligations of BORROWER, VENETIAN, LVSI, INTERIM MALL LLC or the PRINCIPAL hereunder.

      30. Severability. In case any one or more of the provisions in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      31. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original hereof, but all of which, when taken together, shall be deemed a single document.

      IN WITNESS WHEREOF, the parties, have caused this Agreement to be executed as of the day and year first above written.

                    BORROWER:

                    GRAND CANAL SHOPS MALL, LLC,
                    a Delaware limited liability company

                      By: Grand Canal Shops Mall Holding Company, LLC, its Managing Member

                         By: Mall Intermediate Holding Company, LLC, its Managing Member

                           By:  Venetian Casino Resort, LLC, its Sole Member

                             By:  Las Vegas Sands, Inc., its Managing Member

                               By:  /s/ William P. Weidner
                                    ----------------------
                                       Name:  William P. Weidner
                                       Title: President

                    VENETIAN CASINO RESORT, LLC, a Nevada limited liability company

                      By:  Las Vegas Sands, Inc., its Managing Member

                         By: /s/ William P. Weidner
                             ----------------------
                                Name:  William P. Weidner
                                Title: President

                    GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company

                      By:    Venetian Casino Resort, LLC,
                             its Sole Member

                         By:  Las Vegas Sands, Inc., its
                              Managing Member

                           By:  /s/ William P. Weidner
                                ----------------------
                                   Name:  William P. Weidner
                                   Title: President

                    [Signatures continued from prior page]

                    LAS VEGAS SANDS, INC., a Nevada corporation

                      By: /s/ William P. Weidner
                          ----------------------
                            Name:  William P. Weidner
                            Title: President

                     PRINCIPAL:

                     /s/ Sheldon G. Adelson
                     ------------------------
                     SHELDON G. ADELSON

                     TAKE-OUT LENDER:
                     GOLDMAN SACHS MORTGAGE COMPANY

                       By:  Goldman Sachs Real Estate
                       Funding Corp., its general
                       partner

                         By: /s/ Steven Mnuchin
                             ----------------------
                               Name:  Steven Mnuchin
                               Title: President

                     CONSTRUCTION LENDER:

                     GMAC COMMERCIAL MORTGAGE
                     CORPORATION, a California
                     corporation

                       By: /s/ Vacys Garbonkus
                           -------------------
                           Name:  Vacys Garbonkus
                           Title: Senior Vice President

                                    Exhibits

[Exhibit A-1                      Title Insurance Companies]

[Exhibit A-2                      Form of Title Insurance Policy]

[Exhibit A-3                      UCC and Other Searches]

[Exhibit B                        Description of Plans and Specifications]

[Exhibit C-1 to -3                Forms of Legal Opinions]

[Exhibit D                        Form of Closing Date Memorandum]

[Exhibit E-1 to -6                Forms of Organizational Documents]

[Exhibit F-1 to -4                REA, Sale and Contribution Agreement and
                                  Forms of HVAC Agreement and HVAC Ground Lease]

[Exhibit G                        Form of Management Agreement]

[Exhibit H-1 to -2                Forms of Retail and Restaurant Lease]

[Exhibit I                        Take-Out Commitment

[Exhibit J-1- to -5               Billboard Master Lease, Memorandum
                                  of Billboard Master Lease,
                                  Subordination of Billboard Operating
                                  Lease to Billboard Master Lease, Mall
                                  Master Lease and Memorandum of Mall
                                  Master Lease]


                                      -21-